COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                                  (THE "FUND")

             SUPPLEMENT TO THE PROSPECTUSES DATED SEPTEMBER 1, 2004
                (Replaces the Supplement dated February 14, 2005)

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into Nations Intermediate Bond Fund (the "Acquiring Fund"), subject to approval by the Board of the Acquiring Fund and shareholders of the Fund. If the Board of the Acquiring Fund and shareholders of the Fund approve the proposal relating to the reorganization of the Fund, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the third quarter of 2005. If approved at the special meeting, the reorganization is proposed to take place within a reasonable time thereafter.

On or after April 18, 2005, you will not be charged a contingent deferred sales charge (CDSC) on the sale of your existing shares in the Fund if your shares are subject to a CDSC. This CDSC waiver will not apply to the sale of shares in the Fund purchased on or after April 18, 2005. Following the completion of the reorganization, any sale of the new shares received in the reorganization may be subject to a CDSC, as described in the prospectus/proxy statement relating to the proposed reorganization. For purposes of determining any CDSC applicable to the new shares, the new shares will continue to age from the date you purchased your shares in the Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and become effective, please call 1-800-345-6611 or visit the Fund's website at www.columbiafunds.com. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


718-36/030V-0405                                               April 8, 2005